SEMI
ANNUAL REPORT

 SEPTEMBER 30, 2000

TEMPLETON
INTERNATIONAL FUND

[TEMPLETON LOGO]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS



PAGE

[Photo of Mark G.Holowesko, CFA]

Mark G. Holowesko, CFA
President
Templeton Global Investment Trust


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.




We're on the Web--
Now you can access online information about your fund, including this shareholder report. Find our Web site at franklintempleton.com, your online resource for fund literature, prices and performance, investor information and around-the-clock account services.
PAGE


SHAREHOLDER LETTER


Your Fund's Goal: Templeton International Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 75% of its total assets in the equity securities of companies located in any developed country outside the United States.

Dear Shareholder:

This semiannual report of Templeton International Fund covers the six months ended September 30, 2000 -- a challenging time for international equity markets. Fostered by increased employment, generally subdued inflation, rising trade levels and higher commodity prices, economies of many nations produced strong gains. In Europe, annualized gross domestic product (GDP) increases occurred in the United Kingdom, Germany, France, the Netherlands and Sweden. In Asia, the Hong Kong economy continued to surprise, surging 14.3% in the first quarter and 10.8% in the second quarter in terms of annualized GDP.(1)

CONTENTS


Shareholder Letter .....    1

Performance Summary ....    8

Financial Highlights &
Statement of Investments   10

Financial Statements ...   18

Notes to Financial
Statements .............   21



1. Source: Census & Statistics Dept. of Hong Kong SAR.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 13.

[FUND CATEGORY PYRAMID GRAPHIC]
PAGE



GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
9/30/00

[PIE CHART GRAPHIC]


Europe                          69.2%
Asia                            17.3%
North America                    5.0%
Australia & New Zealand          4.9%
Short-Term Investments & Other
Net Assets                       3.6%

And Japan's central bank raised interest rates for the first time in a decade -- a symbolic move to emphasize the country's emergence from a long deflationary period. Australia continued to deliver strong economic growth, having recorded 12 consecutive quarters of annualized GDP growth above 4%.(2)

Despite the generally favorable economic news, global stock markets grew quite volatile during the spring and summer, with foreign value stocks providing disappointing returns overall. And the growth stock segment of the market, led by telecommunications, technology and media companies, suffered significant corrections. The fallout from these declines created a ripple effect throughout the world, causing many investors to be cautious about extraordinarily high price-to-earnings ratios followed by a string of corporate earnings warnings released by some of the major participants within the "new economy." The strength of the U.S. dollar relative to most foreign currencies also contributed to weakness in foreign stocks. This effect was exacerbated by the protracted depreciation of the euro, which traded at all-time lows during the reporting period and was about 25% cheaper in September 2000 than when it was introduced in January 1999. The British pound also slumped and traded close to 14-year lows. Although weakness in the euro and British pound negatively impacted Europe's equity markets, it also contributed to a surge in European exports.


2. Source: Australia Bureau of Statistics. GDP figures are through June 30,
2000.

2
PAGE

Within this environment, Templeton International Fund - Class A posted a six-month cumulative total return of -2.48% as shown in the Performance Summary on page 8. The Fund's benchmarks, the Morgan Stanley Capital International
(MSCI) Europe Index, and the MSCI Europe, Australasia, Far East Index (MSCI
EAFE) returned -10.12% and -11.60%, respectively, during the same time.(3)

We believe our disciplined, value-oriented, bottom-up approach to investing was the key factor responsible for the performance of the Fund relative to its benchmark indexes. In March, many global equity markets appeared to be experiencing a migration into value stocks. Early catalysts for this rotation came as profit warnings were issued by leading telecom companies Nokia and Ericsson, which we believe cast an overdue measure of doubt upon unrealistic expectations that had been included in some telecommunications and technology stock valuations worldwide. There was also a shift in investor sentiment toward the slowing U.S. economy, which diverted global attention away from the speculative end of the market to more defensive, "old economy" sectors and companies that traded with what we believed to be undemanding valuations. On average, the Fund's holdings traded on price-to-earnings multiples that were approximately half of those of the MSCI EAFE Index, and benefited from what could prove to be the market's return to favor for fundamental analysis and value.(4)

TOP 10 COUNTRIES*
9/30/00

                      % OF TOTAL
                      NET ASSETS
-------------------------------
  United Kingdom         25.3%

  Japan                  10.7%

  Germany                 9.1%

  France                  7.3%

  Netherlands             6.5%

  Sweden                  6.2%

  Spain                   6.2%

  Hong Kong               5.4%

  Australia               4.0%

  Canada                  3.8%

* Does not include investments in fixed income securities, short-term investments or other net assets.

3.  Source: Standard & Poor's Micropal.

    The unmanaged MSCI Europe Index tracks approximately 600 companies representing 13 European countries. The average company within the index has a market capitalization of about US$2 billion.

    The unmanaged MSCI EAFE Index tracks the performance of approximately 1,000 securities in 20 countries and includes reinvested dividends.

    Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4.  Source: FactSet Research Systems, Inc.

                                                                               3
PAGE

  TOP 10 SECTORS*
  9/30/00

                               % OF TOTAL
                               NET ASSETS
-----------------------------------------
  Banks                            10.1%

  Electric Utilities                9.0%

  Chemicals                         7.1%

  Oil & Gas                         6.2%

  Auto Components                   4.8%

  Machinery                         4.7%

  Insurance                         4.5%

  Building Products                 3.9%

  Electronic Equipment
  & Instruments                     3.6%

 Diversified Financials             3.5%

* Does not include investments in fixed income securities, short-term investments or other net assets.

In terms of our European holdings, representing 69.2% of total net assets on September 30, 2000, we took advantage of higher oil prices to reduce some of our European energy positions because we did not think oil prices during the review period would remain sustainable over the longer term. We expect demand to wane based on growing evidence of a slowing U.S. economy, while on the supply side, oil companies are starting to spend their recently supernormal profits on capital expenditure investments. We realized gains in some of our telecommunications and telecommunication equipment holdings, and both Alcatel (France) and Marconi PLC (UK) were sold at a profit. These sales were based on our assessment that their equity valuations did not reflect higher product and licensing costs for telecom providers in general, a fact that we believe could eventually stifle ambitious plans for telecom equipment spending.

In Asia, our Japanese equities (10.7% of total net assets), like the country's overall equity market, performed poorly due to several reasons. First, there was the global rotation by foreign investors out of telecom and technology companies for the reasons cited above. Second, there was the high-profile bankruptcy of a Japanese retailer that refocused attention upon Japan's historical problems with over-leveraged companies and poor banking practices. And third, investors seem to be concerned that interest rates are rising too soon, possibly snuffing out any signs of economic recovery the same way tax increases did in 1997. The long-term potential for a Japanese economic and corporate profit recovery remains, however, so our

4
PAGE


team of analysts is diligently trying to identify the companies that are committed to restructuring, have strong balance sheets, and trading with what we believe are reasonable valuations. Adhering to this strategy, we acquired shares of Fujitsu (computers & peripherals) and added to our holdings of Fuji Photo Film (leisure equipment & products) and Nomura Securities (financial services) during the reporting period.

Australian and New Zealand stocks comprised 4.9% of the Fund's total net assets on September 30, 2000. Within the region, we continued to buy Australian banking stocks, believing the market was over-discounting the adverse impact of higher interest rates on financial services companies. As interest rates leveled off during the six months under review, the Fund's Australian bank holdings performed well in local currency terms but were held back in U.S.-dollar terms due to weakness in the Australian dollar.

Looking forward, we are optimistic about long-term international investment opportunities. We believe that if European trade levels rise, structural reforms relating to the region's restrictive labor markets boost productivity, and onerous corporate tax rates are reduced, European economic growth may be propelled beyond recent consensus expectations. Additionally, during third quarter 2000, Germany, France and Italy each committed to reducing corporate tax levels. These structural and governmental reforms, combined with a current wave of corporate restructuring, remain core themes for our European holdings. Within Asia, our estimates for continued strong

TOP 10 EQUITY HOLDINGS
9/30/00

COMPANY,                          % OF TOTAL
SECTOR, COUNTRY                   NET ASSETS


Hitachi Ltd.,                     2.5%
Electronic Equipment &
Instruments, Japan

E.ON AG,                          2.2%
Electric Utilities, Germany

Fuji Photo Film Co. Ltd.,         2.2%
Leisure Equipment &
Products, Japan

Iberdrola SA, Br.,                2.2%
Electric Utilities, Spain

HSBC Holdings PLC,                1.9%
Banks, Hong Kong

Nomura Securities Co. Ltd.,       1.9%
Diversified Financials,
Japan

Regie Nationale des Usines
Renault SA,                       1.9%
Automobiles, France

UPM-Kymmene Corp.,                1.9%
Paper & Forest Products,
Finland

Allied Zurich PLC,                1.9%
Insurance, United Kingdom

Akzo Nobel NV,                    1.8%
Chemicals, Netherlands

                                                                             5
PAGE

economic growth in Hong Kong through the end of 2000 provide a favorable background to our holdings in Hong Kong banks, property developers and electricity generators.

At Templeton International Fund, we will continue to apply our strict value approach to finding attractively priced securities around the world. We will also maintain our time-tested strategy of diversification, which allows us to spread risk over a large number of countries and industries and helps us to expand the areas for discovering undervalued assets.

Of course, there are special risks involved with global investing related to market, currency, economic, social, political and other factors. Investing in certain foreign markets means accepting a certain amount of volatility, and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has appreciated 933.3% in the past 15 years, but has suffered five quarterly declines of more than 20% during the same time.(5) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in some markets. These risks and considerations are discussed in the Fund's prospectus.


5. Source: Hong Kong Hang Seng Index. Based on quarterly percentage price change over 15 years ended September 30, 2000. Market return is measured in U.S. dollars and does not include reinvested dividends. The Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the Index are divided into four subindexes: Commerce and Industry, Finance, Utilities and Properties.

6
PAGE


Thank you for investing in Templeton International Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,



/s/ Mark G. Holowesko
    ----------------------------
    Mark G. Holowesko, CFA


/s/ Jeffrey A. Everett
    ----------------------------
    Jeffrey A. Everett, CFA



/s/ Richard Sean Farrington
    ----------------------------
    Richard Sean Farrington, CFA

The Portfolio Management Team
Templeton International Fund

This discussion reflects our views, opinions and portfolio holdings as of September 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


                                                                               7
PAGE


PERFORMANCE SUMMARY AS OF 9/30/00

Six-month total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A: Subject to the current, maximum 5.75% initial sales charge.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

* Past expense reductions by the Fund's manager increased the Fund's total returns.

CLASS A
----------------------------------------------------------------------------
Six-Month Total Return       -2.48%
Net Asset Value (NAV)        $11.90 (9/30/00)              $12.91 (3/31/00)
Change in NAV                -$1.01
Distributions
(4/1/00-9/30/00)             Dividend Income               $0.0378
                             Short-Term Capital Gain       $0.6138
                             Long-Term Capital Gain        $0.0383
                             -------------------------------------
                             Total                         $0.6899

CLASS C
----------------------------------------------------------------------------
Six-Month Total Return       -2.83%
Net Asset Value (NAV)        $11.75 (9/30/00)              $12.78 (3/31/00)
Change in NAV                -$1.03
Distributions
(4/1/00-9/30/00)             Dividend Income               $0.0184
                             Short-Term Capital Gain       $0.6138
                             Long-Term Capital Gain        $0.0383
                             -------------------------------------
                             Total                         $0.6705

ADVISOR CLASS
----------------------------------------------------------------------------
Six-Month Total Return       -2.28%
Net Asset Value (NAV)        $11.95 (9/30/00)               $12.95 (3/31/00)
Change in NAV                -$1.00
Distributions
 (4/1/00-9/30/00)            Dividend Income               $0.0518
                             Short-Term Capital Gain       $0.6138
                             Long-Term Capital Gain        $0.0383
                             -------------------------------------
                             Total                         $0.7039

              Past performance does not guarantee future results.
8
PAGE


ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                   INCEPTION
CLASS A                               1-YEAR      5-YEAR            (5/8/95)
-------------------------------------------------------------------------------
Cumulative Total Return(1)             - 4.31%       62.95%          60.99%
Average Annual Total Return(2)         - 9.79%        8.97%           8.03%
Value of $10,000 Investment(3)     $    9,021   $   15,362      $   15,174

                                                                 INCEPTION
CLASS C                                1-YEAR       5-YEAR        (5/8/95)
-------------------------------------------------------------------------------
Cumulative Total Return(1)             - 4.92%       57.64%          55.43%
Average Annual Total Return(2)         - 6.71%        9.31%           8.31%
Value of $10,000 Investment(3)     $    9,329   $   15,605      $   15,389


                                                                    INCEPTION
ADVISOR CLASS(4)                        1-YEAR        5-YEAR        (5/8/95)
-------------------------------------------------------------------------------
Cumulative Total Return(1)             - 4.04%         67.02%          65.01%
Average Annual Total Return(2)         - 4.04%         10.80%           9.72%
Value of $10,000 Investment(3)     $    9,596     $   16,702      $   16,501


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges nor Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 37.99% and 8.97%.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


              Past performance does not guarantee future results.

                                                                               9
PAGE


TEMPLETON INTERNATIONAL FUND
Financial Highlights

                                                                                CLASS A
                                             ------------------------------------------------------------------------------
                                              SIX MONTHS ENDED                       YEAR ENDED MARCH 31,
                                             SEPTEMBER 30, 2000    --------------------------------------------------------
                                                (UNAUDITED)          2000        1999        1998        1997       1996+
                                             ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the
  period)
Net asset value, beginning of period.....           $12.91           $12.61      $14.26      $12.35      $10.39      $10.00
                                             ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income...................              .18              .27         .21         .23         .14         .08
 Net realized and unrealized gains
   (losses)..............................             (.50)             .94       (1.24)       2.99        2.09         .31
                                             ------------------------------------------------------------------------------
Total from investment operations.........             (.32)            1.21       (1.03)       3.22        2.23         .39
                                             ------------------------------------------------------------------------------
Less distributions from:
 Net investment income...................             (.04)            (.29)       (.22)       (.23)       (.13)         --
 Net realized gains......................             (.65)            (.62)       (.40)      (1.08)       (.14)         --
                                             ------------------------------------------------------------------------------
Total distributions......................             (.69)            (.91)       (.62)      (1.31)       (.27)         --
                                             ------------------------------------------------------------------------------
Net asset value, end of the period.......           $11.90           $12.91      $12.61      $14.26      $12.35      $10.39
                                             ==============================================================================

Total Return*............................          (2.48)%            9.61%     (7.12)%      28.25%      21.70%       3.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)........          $32,678          $40,201     $39,509     $19,455      $9,268      $4,308
Ratios to average net assets:
 Expenses................................            1.74%**          1.86%       1.73%       1.85%       1.85%       1.85%**
 Expenses, excluding waiver and payments
   by affiliate..........................            1.74%**          1.86%       1.73%       2.41%       2.63%       3.56%**
 Net investment income...................            2.82%**          2.03%       1.91%       2.04%       1.72%       1.39%**
Portfolio turnover rate..................           23.78%           61.73%      38.57%      27.59%      30.58%       9.86%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period May 8, 1995 (commencement of operations) to March 31, 1996. ++Based on average weighted shares outstanding effective year ended March 31, 2000.

 10
PAGE

TEMPLETON INTERNATIONAL FUND
Financial Highlights (continued)

                                                                                 CLASS C
                                             --------------------------------------------------------------------------------
                                              SIX MONTHS ENDED                        YEAR ENDED MARCH 31,
                                             SEPTEMBER 30, 2000    ----------------------------------------------------------
                                                (UNAUDITED)         2000         1999         1998         1997        1996+
                                             --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the
  period)
Net asset value, beginning of period.....          $12.78           $12.49       $14.16       $12.27       $10.32      $10.00
                                             --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income...................             .14              .18          .11          .12          .11         .07
 Net realized and unrealized gains
   (losses)..............................            (.50)             .95        (1.22)        3.01         2.02         .25
                                             --------------------------------------------------------------------------------
Total from investment operations.........            (.36)            1.13        (1.11)        3.13         2.13         .32
                                             --------------------------------------------------------------------------------
Less distributions from:
 Net investment income...................            (.02)            (.22)        (.16)        (.16)        (.04)         --
 Net realized gains......................            (.65)            (.62)        (.40)       (1.08)        (.14)         --
                                             --------------------------------------------------------------------------------
Total distributions......................            (.67)            (.84)        (.56)       (1.24)        (.18)         --
                                             --------------------------------------------------------------------------------
Net asset value, end of period...........          $11.75           $12.78       $12.49       $14.16       $12.27      $10.32
                                             ================================================================================

Total Return*............................         (2.83)%            8.99%      (7.73)%       27.55%       20.83%       3.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)........         $12,997          $14,051      $14,222       $5,929       $2,424      $1,431
Ratios to average net assets:
 Expenses................................           2.38%**          2.49%        2.37%        2.50%        2.50%       2.50%**
 Expenses, excluding waiver and payments
   by affiliate..........................           2.38%**          2.49%        2.37%        3.05%        3.29%       4.21%**
 Net investment income...................           2.29%**          1.34%        1.26%        1.31%        1.45%       1.06%**
Portfolio turnover rate..................          23.78%           61.73%       38.57%       27.59%       30.58%       9.86%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 8, 1995 (commencement of operations) to March 31, 1996. ++Based on average weighted shares outstanding effective year ended March 31, 2000.
                                                                              11
PAGE

TEMPLETON INTERNATIONAL FUND
Financial Highlights (continued)

                                                                             ADVISOR CLASS
                                                  --------------------------------------------------------------------
                                                   SIX MONTHS ENDED                  YEAR ENDED MARCH 31,
                                                  SEPTEMBER 30, 2000    ----------------------------------------------
                                                     (UNAUDITED)         2000         1999         1998         1997+
                                                  --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the
  period)
Net asset value, beginning of period..........          $12.95           $12.66       $14.30       $12.36       $11.56
                                                  --------------------------------------------------------------------
Income from investment operations:
 Net investment income........................             .24              .26          .74          .56          .07
 Net realized and unrealized gains (losses)...            (.54)            1.00        (1.73)        2.73          .73
                                                  --------------------------------------------------------------------
Total from investment operations..............            (.30)            1.26         (.99)        3.29          .80
                                                  --------------------------------------------------------------------
Less distributions from:
 Net investment income........................            (.05)            (.35)        (.25)        (.27)          --
 Net realized gains...........................            (.65)            (.62)        (.40)       (1.08)          --
                                                  --------------------------------------------------------------------
Total distributions                                       (.70)            (.97)        (.65)       (1.35)          --
                                                  --------------------------------------------------------------------
Net asset value, end of the period............          $11.95           $12.95       $12.66       $14.30       $12.36
                                                  ====================================================================
Total Return*.................................         (2.28)%            9.90%      (6.76)%       28.88%        6.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).............            $315             $544         $265          $83          $36
Ratios to average net assets:
 Expenses.....................................           1.39%**          1.51%        1.38%        1.50%        1.50%**
 Expenses, excluding waiver and payments by
   affiliate..................................           1.39%**          1.51%        1.38%        2.06%        1.90%**
 Net investment income........................           3.88%**          1.93%        2.49%        2.38%        2.56%**
Portfolio turnover rate.......................          23.78%           61.73%       38.57%       27.59%       30.58%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to March 31, 1997.
++Based on average weighted shares outstanding effective year ended March 31, 2000.
                       See Notes to Financial Statements.
 12
PAGE


TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED)

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS 94.7%
AEROSPACE & DEFENSE 3.3%
BAE Systems PLC.............................................    United Kingdom        97,213     $   523,176
Rolls-Royce PLC.............................................    United Kingdom       205,089         514,724
Saab AB, B..................................................        Sweden            58,700         466,163
                                                                                                 -----------
                                                                                                   1,504,063
                                                                                                 -----------
AIRLINES 1.4%
British Airways PLC.........................................    United Kingdom        13,813          59,072
Singapore Airlines Ltd. ....................................      Singapore           62,500         592,570
                                                                                                 -----------
                                                                                                     651,642
                                                                                                 -----------
AUTO COMPONENTS 3.1%
Laird Group PLC.............................................    United Kingdom       186,500         663,156
Michelin SA, B..............................................        France            27,002         750,578
                                                                                                 -----------
                                                                                                   1,413,734
                                                                                                 -----------
AUTOMOBILES 3.4%
Bayerische Motorenwerke AG..................................       Germany            20,400         702,076
Regie Nationale des Usines Renault SA.......................        France            20,000         857,740
                                                                                                 -----------
                                                                                                   1,559,816
                                                                                                 -----------
BANKS 10.1%
Australia & New Zealand Banking Group Ltd. .................      Australia          100,000         719,179
Banco Popular Espanol SA....................................        Spain             16,946         519,651
Bank Austria AG.............................................       Austria             1,300          70,609
Deutsche Bank AG............................................       Germany             5,000         418,281
Foreningssparbanken AB, A...................................        Sweden            30,000         426,658
HSBC Holdings PLC...........................................      Hong Kong           63,000         880,740
National Australia Bank Ltd. ...............................      Australia           52,519         725,462
St. George Bank Ltd. .......................................      Australia           16,500         100,016
Union Bank of Norway........................................        Norway            20,000         485,771
Westpac Banking Corp. Ltd. .................................      Australia           40,000         276,191
                                                                                                 -----------
                                                                                                   4,622,558
                                                                                                 -----------
BUILDING PRODUCTS 3.9%
Anglian Group PLC...........................................    United Kingdom        70,400         153,528
Caradon PLC.................................................    United Kingdom       261,800         683,182
Hepworth PLC................................................    United Kingdom        38,500         116,122
Heywood Williams Group PLC..................................    United Kingdom       175,700         461,097
Pilkington PLC..............................................    United Kingdom       320,198         388,199
                                                                                                 -----------
                                                                                                   1,802,128
                                                                                                 -----------

                                                                              13
PAGE

TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS 7.1%
Agrium Inc. ................................................        Canada            30,000     $   307,500
Akzo Nobel NV...............................................     Netherlands          20,000         843,621
BASF AG.....................................................       Germany            23,000         816,927
DSM NV, Br. ................................................     Netherlands          25,192         728,276
Imperial Chemical Industries PLC............................    United Kingdom        57,600         327,660
Kemira OY...................................................       Finland            50,000         261,205
                                                                                                 -----------
                                                                                                   3,285,189
                                                                                                 -----------
COMPUTERS & PERIPHERALS 1.8%
Fujitsu Ltd. ...............................................        Japan             35,000         812,974
                                                                                                 -----------
CONSTRUCTION MATERIALS .4%
Cheung Kong Infrastructure Holdings Ltd. ...................      Hong Kong          100,000         164,169
                                                                                                 -----------
CONTAINERS & PACKAGING .2%
Assidoman AB................................................        Sweden             4,800          75,241
Assidoman AB, 144A..........................................        Sweden             1,440          22,572
                                                                                                 -----------
                                                                                                      97,813
                                                                                                 -----------
DISTRIBUTORS .3%
Inchcape PLC................................................    United Kingdom        33,150         132,333
                                                                                                 -----------
DIVERSIFIED FINANCIALS 3.5%
ING Groep NV................................................     Netherlands          11,000         732,680
Nomura Securities Co. Ltd. .................................        Japan             40,000         869,887
                                                                                                 -----------
                                                                                                   1,602,567
                                                                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES 2.8%
Nippon Telegraph & Telephone Corp. .........................        Japan                 84         823,987
Telecom Corp. of New Zealand Ltd. ..........................     New Zealand         182,100         453,026
                                                                                                 -----------
                                                                                                   1,277,013
                                                                                                 -----------
ELECTRIC UTILITIES 9.0%
CLP Holdings Ltd. ..........................................      Hong Kong           80,000         359,119
E.ON AG.....................................................       Germany            20,000       1,033,348
Endesa SA...................................................        Spain             30,725         577,512
Hong Kong Electric Holdings Ltd. ...........................      Hong Kong          147,400         455,612
Iberdrola SA, Br. ..........................................        Spain             78,200         993,708
International Power PLC.....................................    United Kingdom        40,000         276,184
Powergen PLC................................................    United Kingdom        60,000         456,414
                                                                                                 -----------
                                                                                                   4,151,897
                                                                                                 -----------
ELECTRICAL EQUIPMENT .2%
ABB Ltd. ...................................................     Switzerland           1,097         107,274
                                                                                                 -----------

 14
PAGE

TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRONIC EQUIPMENT & INSTRUMENTS 3.6%
Hitachi Ltd. ...............................................        Japan            100,000     $ 1,160,466
Kardex AG, Br. .............................................     Switzerland           1,200         505,439
                                                                                                 -----------
                                                                                                   1,665,905
                                                                                                 -----------
FOOD & DRUG RETAILING 1.8%
Safeway PLC.................................................    United Kingdom       190,000         808,334
                                                                                                 -----------
FOOD PRODUCTS 2.0%
Kikkoman Corp. .............................................        Japan              6,000          43,087
Northern Foods PLC..........................................    United Kingdom        71,019         110,777
Unilever PLC................................................    United Kingdom       115,950         750,445
                                                                                                 -----------
                                                                                                     904,309
                                                                                                 -----------
GAS UTILITIES 1.5%
TransCanada PipeLines Ltd. .................................        Canada            75,372         708,835
                                                                                                 -----------
HOUSEHOLD DURABLES 1.1%
Koninklijke Philips Electronics NV..........................     Netherlands           1,375          59,176
Mckechnie Group PLC.........................................    United Kingdom        78,400         457,283
                                                                                                 -----------
                                                                                                     516,459
                                                                                                 -----------
INDUSTRIAL CONGLOMERATES 2.4%
*Bullough PLC...............................................    United Kingdom       384,800         315,755
Cookson Group PLC...........................................    United Kingdom       172,638         483,691
Norsk Hydro ASA.............................................        Norway             7,641         319,836
                                                                                                 -----------
                                                                                                   1,119,282
                                                                                                 -----------
INSURANCE 4.5%
Allied Zurich PLC...........................................    United Kingdom        75,000         851,617
AXA SA......................................................        France             2,500         326,506
Scor........................................................        France             8,820         385,268
XL Capital Ltd., A..........................................       Bermuda             7,000         514,500
                                                                                                 -----------
                                                                                                   2,077,891
                                                                                                 -----------
LEISURE EQUIPMENT & PRODUCTS 2.2%
Fuji Photo Film Co. Ltd. ...................................        Japan             30,000       1,004,997
                                                                                                 -----------
MACHINERY 4.7%
METSO OYJ...................................................       Finland            50,289         510,341
Sandvik AB..................................................        Sweden            41,100         825,584
VA Technologie AG, Br. .....................................       Austria             4,900         246,468
Volvo AB, B.................................................        Sweden            36,142         583,420
                                                                                                 -----------
                                                                                                   2,165,813
                                                                                                 -----------

                                                                              15
PAGE

TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MARINE 1.0%
*Koninklijke Nedlloyd Groep NV..............................     Netherlands           6,250     $   122,440
Peninsular & Oriental Steam Navigation Co. .................    United Kingdom        40,300         353,927
                                                                                                 -----------
                                                                                                     476,367
                                                                                                 -----------
METALS & MINING 1.3%
Barrick Gold Corp. .........................................        Canada            40,000         608,800
                                                                                                 -----------
MULTILINE RETAIL 1.8%
House of Fraser PLC.........................................    United Kingdom       231,400         168,497
Marks & Spencer PLC.........................................    United Kingdom       200,000         609,882
*Mothercare PLC.............................................    United Kingdom        16,719          32,134
                                                                                                 -----------
                                                                                                     810,513
                                                                                                 -----------
OIL & GAS 6.2%
Eni SpA.....................................................        Italy            105,000         556,869
*Husky Energy Inc. .........................................        Canada            15,141         140,381
Repsol YPF SA...............................................        Spain             40,000         735,962
Shell Transport & Trading Co. PLC...........................    United Kingdom        79,000         645,329
Total Fina Elf SA, B........................................        France             5,360         784,222
                                                                                                 -----------
                                                                                                   2,862,763
                                                                                                 -----------
PAPER & FOREST PRODUCTS 3.0%
Holmen Aktiebolag AB, B.....................................        Sweden            15,081         352,250
Stora Enso OYJ, R...........................................       Finland            12,200         102,168
Svenska Cellulosa AB, B.....................................        Sweden             4,500          79,415
UPM-Kymmene Corp. ..........................................       Finland            33,500         856,412
                                                                                                 -----------
                                                                                                   1,390,245
                                                                                                 -----------
PHARMACEUTICALS .5%
Aventis SA..................................................        France             3,070         230,275
                                                                                                 -----------
REAL ESTATE 2.4%
Cheung Kong Holdings Ltd. ..................................      Hong Kong           50,000         604,411
Wereldhave NV...............................................     Netherlands          10,920         487,599
                                                                                                 -----------
                                                                                                   1,092,010
                                                                                                 -----------
ROAD & RAIL .4%
Seino Transportation Co. Ltd. ..............................        Japan             41,000         204,886
                                                                                                 -----------
SPECIALTY RETAIL 1.5%
Lex Service PLC.............................................    United Kingdom        59,700         341,150
W.H. Smith PLC..............................................    United Kingdom        76,954         362,948
                                                                                                 -----------
                                                                                                     704,098
                                                                                                 -----------
TEXTILES & APPAREL 1.0%
Adidas-Salomon AG...........................................       Germany             8,000         439,813
                                                                                                 -----------

 16
PAGE

TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION INFRASTRUCTURE .6%
BAA PLC.....................................................    United Kingdom        33,256     $   262,318
                                                                                                 -----------
WATER UTILITIES .7%
Thames Water Group PLC......................................    United Kingdom        17,669         317,142
                                                                                                 -----------
TOTAL COMMON STOCKS (COST $49,555,461)......................                                      43,556,225
                                                                                                 -----------
PREFERRED STOCKS 1.7%
BBS Kraftfahrzeugtechnik AG, pfd. ..........................       Germany            15,000         191,934
Volkswagen AG, pfd. ........................................       Germany            22,000         585,330
                                                                                                 -----------
TOTAL PREFERRED STOCKS (COST $962,262)......................                                         777,264
                                                                                                 -----------
                                                                                  PRINCIPAL
                                                                                   AMOUNT**
                                                                                  ----------
BONDS (COST $13,181)
BAE Systems PLC, 7.45%, 11/29/03............................    United Kingdom         8,532GBP       12,425
                                                                                                 -----------
SHORT TERM INVESTMENTS (COST $9,340,647) 20.3%
U.S. Treasury Bill, 6.03%, 12/28/00.........................    United States      9,482,000       9,344,056
                                                                                                 -----------
TOTAL INVESTMENTS (COST $59,871,551) 116.7%.................                                      53,689,970
OTHER ASSETS, LESS LIABILITIES (16.7%)......................                                      (7,699,877)
                                                                                                 -----------
TOTAL NET ASSETS 100.0%.....................................                                     $45,990,093
                                                                                                 ===========
CURRENCY ABBREVIATIONS:
GBP -- British Pounds

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
                       See Notes to Financial Statements.
                                                                              17
PAGE


TEMPLETON INTERNATIONAL FUND
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $59,871,551).....    $53,689,970
 Cash.......................................................          5,971
 Receivables:
  Fund shares sold..........................................      1,416,452
  Dividends and interest....................................        160,453
                                                                -----------
      Total assets..........................................     55,272,846
                                                                -----------
Liabilities:
 Payables:
  Fund shares redeemed......................................      9,141,565
  To affiliates.............................................         89,165
 Accrued expenses...........................................         52,023
                                                                -----------
      Total liabilities.....................................      9,282,753
                                                                -----------
Net assets, at value........................................    $45,990,093
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $   696,852
 Net unrealized depreciation................................     (6,181,581)
 Accumulated net realized gain..............................        429,703
 Beneficial shares..........................................     51,045,119
                                                                -----------
Net assets, at value........................................    $45,990,093
                                                                ===========
CLASS A:
 Net asset value per share ($32,678,127 / 2,744,877 shares
   outstanding).............................................         $11.90
                                                                ===========
 Maximum offering price per share ($11.90 / 94.25%).........         $12.63
                                                                ===========
CLASS C:
 Net asset value per share ($12,996,540 / 1,105,822 shares
  outstanding)*.............................................         $11.75
                                                                ===========
 Maximum offering price per share ($11.75 / 99.00%).........         $11.87
                                                                ===========
ADVISOR CLASS:
 Net asset value and maximum offering price per share
  ($315,426 / 26,399 shares outstanding)....................         $11.95
                                                                ===========

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 18
PAGE


TEMPLETON INTERNATIONAL FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $119,376)
 Dividends..................................................    $1,039,047
 Interest...................................................       202,807
                                                                ----------
      Total investment income...............................                  $ 1,241,854
Expenses:
 Management fees (Note 3)...................................       202,678
 Administrative fees (Note 3)...............................        40,530
 Distribution fees (Note 3)
  Class A...................................................        69,155
  Class C...................................................        68,875
 Transfer agent fees (Note 3)...............................        78,000
 Custodian fees.............................................         8,000
 Reports to shareholders....................................        10,300
 Registration and filing fees...............................        18,000
 Professional fees..........................................        10,150
 Trustees' fees and expenses................................         6,850
 Other......................................................           500
                                                                ----------
      Total expenses........................................                      513,038
                                                                              -----------
            Net investment income...........................                      728,816
                                                                              -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................       684,332
  Foreign currency transactions.............................       (47,293)
                                                                ----------
      Net realized gain.....................................                      637,039
      Net unrealized depreciation on investments............                   (1,819,638)
                                                                              -----------
Net realized and unrealized loss............................                   (1,182,599)
                                                                              -----------
Net decrease in net assets resulting from operations........                  $  (453,783)
                                                                              ===========

                       See Notes to Financial Statements.
                                                                              19
PAGE


TEMPLETON INTERNATIONAL FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS ENDED
                                                                SEPTEMBER 30, 2000         YEAR ENDED
                                                                   (UNAUDITED)           MARCH 31, 2000
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................       $   728,816            $ 1,072,923
  Net realized gain from investments and foreign currency
   transactions.............................................           637,039              2,653,529
  Net unrealized appreciation (depreciation) on
   investments..............................................        (1,819,638)             2,143,277
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................          (453,783)             5,869,729

 Distributions to shareholders from:
  Net investment income:
   Class A..................................................           (97,334)              (858,007)
   Class C..................................................           (20,050)              (250,511)
   Advisor Class............................................            (2,263)                (6,880)
  Net realized gains:
   Class A..................................................        (1,723,719)            (1,865,259)
   Class C..................................................          (710,573)              (685,150)
   Advisor Class............................................           (28,486)                (9,109)
                                                                ---------------------------------------
 Total distributions to shareholders........................        (2,582,425)            (3,674,916)

 Beneficial share transactions (Note 2):
   Class A..................................................        (5,595,019)            (1,079,539)
   Class C..................................................            65,645               (601,482)
   Advisor Class............................................          (240,549)               286,324
                                                                ---------------------------------------
 Total beneficial share transactions........................        (5,769,923)            (1,394,697)

    Net increase (decrease) in net assets...................        (8,806,131)               800,116

Net assets:
 Beginning of period........................................        54,796,224             53,996,108
                                                                ---------------------------------------
 End of period..............................................       $45,990,093            $54,796,224
                                                                =======================================

Undistributed net investment income included in net assets:
 End of period..............................................       $   696,852            $    87,683
                                                                =======================================

                       See Notes to Financial Statements.
 20
PAGE


TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton International Fund (the Fund) is a separate, diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 75% of its total assets in the equity securities of companies located in any developed country outside the United States. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                                                              21
PAGE

TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers three classes of shares: Class A, Class C, and Advisor Class shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At September 30, 2000, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                               SIX MONTHS ENDED                        YEAR ENDED
                                                              SEPTEMBER 30, 2000                     MARCH 31, 2000
                                                         -----------------------------------------------------------------
                                                           SHARES          AMOUNT               SHARES          AMOUNT
                                                           -----------------------------------------------------------
CLASS A SHARES:
Shares sold............................................   31,764,718    $ 395,079,824          23,690,448    $ 314,457,916
Shares issued on reinvestment of distributions.........      140,014        1,666,183             186,757        2,460,911
Shares redeemed........................................  (32,273,533)    (402,341,026)        (23,895,532)    (317,998,366)
                                                         -----------------------------------------------------------------
Net decrease...........................................     (368,801)   $  (5,595,019)            (18,327)   $  (1,079,539)
                                                         =================================================================

                                                               SIX MONTHS ENDED                        YEAR ENDED
                                                              SEPTEMBER 30, 2000                     MARCH 31, 2000
                                                         -----------------------------------------------------------------
                                                           SHARES          AMOUNT               SHARES          AMOUNT
                                                           -----------------------------------------------------------
CLASS C SHARES:
Shares sold............................................      265,317    $   3,225,582           1,152,989    $  15,374,364
Shares issued on reinvestment of distributions.........       53,629          631,740              61,755          806,278
Shares redeemed........................................     (312,895)      (3,791,677)         (1,253,428)     (16,782,124)
                                                         -----------------------------------------------------------------
Net increase (decrease)................................        6,051    $      65,645             (38,684)   $    (601,482)
                                                         =================================================================

 22
PAGE

TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements (unaudited) (continued)

2. BENEFICIAL SHARES (CONT.)

                                                               SIX MONTHS ENDED                        YEAR ENDED
                                                              SEPTEMBER 30, 2000                     MARCH 31, 2000
                                                         -----------------------------------------------------------------
                                                           SHARES          AMOUNT               SHARES          AMOUNT
                                                           -----------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold............................................      239,062    $   2,931,724              39,471    $     527,590
Shares issued on reinvestment of distributions.........        2,331           27,804                 896           11,883
Shares redeemed........................................     (257,033)      (3,200,077)            (19,226)        (253,149)
                                                         -----------------------------------------------------------------
Net increase (decrease)................................      (15,640)   $    (240,549)             21,141    $     286,324
                                                         =================================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TGAL of 0.75% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively, for costs incurred in marketing the Fund's Class A and Class C shares. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At September 30, 2000, the unreimbursed costs were $268,284. Distributors received net commissions on sales of Fund shares and received contingent deferred sales charges for the period of $10,079 and $32,362, respectively.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

                                                                              23
PAGE


TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)
At September 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $60,077,651 was as follows:

Unrealized appreciation.....................................  $ 2,490,370
Unrealized depreciation.....................................   (8,878,051)
                                                              -----------
Net unrealized depreciation.................................  $(6,387,681)
                                                              ===========

At March 31, 2000, the Fund has deferred currency losses occurring subsequent to October 31, 1999 of $34,486. For tax purposes, such losses will be reflected in the year ending March 31, 2001.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 2000 aggregated $11,142,436 and $12,199,497, respectively.

 24
PAGE



[TEMPLETON LOGO]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

Templeton International Fund
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777

Presorted Standard
U.S. Postage
   PAID
So. San Francisco, CA
Permit No. 655

SEMIANNUAL REPORT
PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton International Fund prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

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